RGA

2Q22 Earnings Presentation

August 4, 2022


THE SECURITY OF EXPERIENCE.
THE POWER OF INNOVATION.

Reinsurance Group of America, Incorporated

Safe Harbor

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, among others, statements relating to projections of the future operations, strategies, earnings, revenues, income or loss, ratios, financial performance and growth potential of the Company. Forward-looking statements often contain words and phrases such as "intend," "expect," "project," "estimate," "predict," "anticipate," "should," "believe" and other similar expressions. Forward-looking statements are based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are not a guarantee of future performance and are subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements.

The effects of the COVID-19 pandemic and the response thereto on economic conditions, the financial markets and insurance risks, and the resulting effects on the Company's financial results, liquidity, capital resources, financial metrics, investment portfolio and stock price, could cause actual results and events to differ materially from those expressed or implied by forward-looking statements. Further, any estimates, projections, illustrative scenarios or frameworks used to plan for potential effects of the pandemic are dependent on numerous underlying assumptions and estimates that may not materialize. Additionally, numerous other important factors (whether related to, resulting from or exacerbated by the COVID-19 pandemic or otherwise) could also cause results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: (1) adverse changes in mortality, morbidity, lapsation or claims experience, (2) inadequate risk analysis and underwriting, (3) adverse capital and credit market conditions and their impact on the Company's liquidity, access to capital and cost of capital, (4) changes in the Company's financial strength and credit ratings and the effect of such changes on the Company's future results of operations and financial condition, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) requirements to post collateral or make payments due to declines in market value of assets subject to the Company's collateral arrangements, (7) action by regulators who have authority over the Company's reinsurance operations in the jurisdictions in which it operates, (8) the effect of the Company parent's status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, (9) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company's current and planned markets, (10) the impairment of other financial institutions and its effect on the Company's business, (11) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (12) market or economic conditions that adversely affect the value of the Company's investment securities or result in the impairment of all or a portion of the value of certain of the Company's investment securities, that in turn could affect regulatory capital, (13) market or economic conditions that adversely affect the Company's ability to make timely sales of investment securities, (14) risks inherent in the Company's risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (15) the fact that the determination of allowances and impairments taken on the Company's investments is highly subjective, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) the Company's dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (18) financial performance of the Company's clients, (19) the threat of natural disasters, catastrophes, terrorist attacks, epidemics or pandemics anywhere in the world where the Company or its clients do business, (20) competitive factors and competitors' responses to the Company's initiatives, (21) development and introduction of new products and distribution opportunities, (22) execution of the Company's entry into new markets, (23) integration of acquired blocks of business and entities, (24) interruption or failure of the Company's telecommunication, information technology or other operational systems, or the Company's failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data and intellectual property stored on such systems, (25) adverse litigation or arbitration results, (26) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (27) changes in laws, regulations, and accounting standards applicable to the Company or its business, including Long Duration Targeted Improvement accounting changes and (28) other risks and uncertainties described in this document and in the Company's other filings with the Securities and Exchange Commission ("SEC").

Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company's business, including those mentioned in this document and described in the periodic reports the Company files with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update these forward-looking statements, even though the Company's situation may change in the future. For a discussion of these risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A – "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, as may be supplemented by Item 1A – "Risk Factors" in the Company's subsequent Quarterly Reports on Form 10-Q.

Use of Non-GAAP Financial Measures

RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA's management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company's continuing operations, primarily because that measure excludes substantially all of the effects of net investment-related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment, and are not necessarily indicative of the performance of the Company's underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform, and other items that management believes are not indicative of the Company's ongoing operations. The definition of adjusted operating income can vary by company and this measure is not considered a substitute for GAAP net income.

RGA uses a second non-GAAP financial measure called adjusted operating revenues as a basis for measuring performance. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives. The definition of adjusted operating revenues can vary by company and this measure is not considered a substitute for GAAP revenues.

Additionally, the Company evaluates its stockholders' equity position excluding the impact of accumulated other comprehensive income (loss) ("AOCI"), a non-GAAP financial measure. The Company believes it is important to evaluate its stockholders' equity position excluding the effect of AOCI because the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, changes in credit spreads on investment securities, and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

Book value per share before the impact of AOCI is a non-GAAP financial measure that management believes is important in evaluating the balance sheet in order to exclude the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation.

Adjusted operating earnings per diluted share is a non-GAAP financial measure calculated as adjusted operating income divided by weighted average diluted shares outstanding. Adjusted operating return on equity is a non-GAAP financial measure calculated as adjusted operating income divided by average stockholders' equity excluding AOCI. Similar to adjusted operating income, management believes these non-GAAP financial measures better reflect the ongoing profitability and underlying trends of the Company's continuing operations. They also serve as a basis for establishing target levels and awards under RGA's management incentive programs.

Reconciliations of non-GAAP financial measures to the nearest GAAP financial measures are provided in the Appendix at the end of this presentation.

Key Messages

Record quarterly operating results

- Q2 adjusted operating income of $5.78[1] per diluted share
- Trailing 12 months adjusted operating ROE of 3.3%[1]; reflecting 7.8%[2] of COVID-19 impacts[3]
- Strong earnings from U.S. Traditional, Asia Traditional and Global Financial Solutions (GFS)
- Solid organic new business activity; reported premiums up 4.3%, 8.1%[4] on a constant currency basis
- COVID impacts were $0.12[2] per diluted share[3]
- Capital deployment of $121 million for the quarter into in-force and other transactions
- Increased quarterly dividend rate by 9.6%
- Excess capital of $1.0 billion
- Favorable investment results, minimal impairments

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] Tax effected at 24%.
[3] COVID-19-related impact estimates include mortality and morbidity claims with offsetting impacts from longevity.
[4] Excludes adverse net foreign currency effects of $119 million.

Consolidated Results

Pre-tax adjusted operating income[1]

- Q2 2022 results include $11 million of estimated COVID-19 impacts[2]



$ in millions
$361
$505
2Q21
2Q22

Adjusted operating EPS[1]

- Q2 2022 estimated COVID-19 impacts[2] of $0.12[3] per diluted share



$4.00
$5.78
2Q21
2Q22

Trailing 12 month adjusted operating ROE[1]

- Estimated COVID-19 impacts[2] of 7.8%[3] on trailing 12 month adjusted operating ROE



5.7%
3.3%
2Q21
2Q22

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] COVID-19-related impact estimates include mortality and morbidity claims with offsetting impacts from longevity.
[3] Tax effected at 24%.

Q2 Results by Segment

Pre-tax Adjusted Operating Income (Loss)[1]	2Q22 Reported	2Q22 COVID-19 Impact[2]	2Q21 Reported	2Q21 COVID-19 Impact[2]
U.S. and Latin America Traditional	$190	$9	$134	$(49)
U.S. and Latin America Asset-Intensive	$66	-	$126	13
U.S. and Latin America Capital Solutions	$72	-	$23	-
Canada Traditional	$24	$(4)	$34	$(20)
Canada Financial Solutions	$4	-	$4	-
EMEA Traditional	$2	$(5)	$(12)	$(32)
EMEA Financial Solutions	$66	-	$83	$25
APAC Traditional	$58	$(7)	$(12)	$(58)
APAC Financial Solutions	$28	$(4)	$20	-
Corporate & Other	$(5)	-	$(39)	-
Total	$505	$(11)	$361	$(121)

- **U.S. and Latin America:** Traditional results reflected favorable individual mortality experience, and a positive impact from COVID-19; Asset-Intensive results reflected favorable overall experience; Capital Solutions results were above expectations due to a treaty recapture fee
- **Canada:** Traditional results reflected unfavorable individual life mortality experience driven by above-average large claims and COVID-19 claim costs; Financial Solutions results were in-line with expectations
- **EMEA:** Traditional results reflected unfavorable mortality in the U.K. and moderate COVID-19 claim costs; Financial Solutions results reflected favorable longevity experience
- **APAC:** Traditional results reflected favorable underwriting experience in Asia and a modest level of COVID-19 claim costs ; Financial Solutions results reflected business growth and favorable investment yields
- **Corporate:** Losses were less than the quarterly average run rate, primarily due to higher net investment income including limited partnership income

RGA

[1] $ in millions. Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] COVID-19-related impact estimates include mortality and morbidity claims with offsetting impacts from longevity; includes claims incurred but not reported (IBNR). 2Q21 amounts include updated cause-of-death reporting and expense savings.

Q2 Premiums by Segment

Premiums[1]	2Q22	2Q21	% Change
U.S. and Latin America Traditional	$1,631	$1,578	3.4%
U.S. and Latin America Asset-Intensive	$14	$15	-6.7%
Canada Traditional	$314	$301	4.3%
Canada Financial Solutions	$25	$23	8.7%
EMEA Traditional	$427	$433	-1.4%
EMEA Financial Solutions	$119	$84	41.7%
APAC Traditional	$640	$616	3.9%
APAC Financial Solutions	$60	$48	25.0%
Total	$3,230	$3,098	4.3%

- Premium growth of 4.3%, 8.1%[2] on a constant currency basis
- U.S. and Latin America reflects solid new business activity
- Canada premiums reflected growth in new business, offset by foreign exchange impacts
- EMEA reflected growth in new business across the region, offset by foreign exchange impacts
- Asia premiums reflected growth in several countries, offset by foreign exchange impacts; Australia premiums modestly increased on a constant currency basis

RGA

[1] $ in millions.
[2] Excludes adverse net foreign currency effects of $119 million.

Non-Spread Investment Results

Investment yield[1]

- Steady income supported by diversified portfolio
- Investment yield reflected lower variable investment income



Investment Yield1
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
4.64%
4.95%
4.70%
5.29%
4.63%
2Q21
3Q21
4Q21
1Q22
2Q22

New money rate[2]

- New money rate rose to 5.06% in Q2 2022, benefitting from an increase in both risk-free rates and public credit spreads, in addition to private origination activity



New Money Rate2
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.50%
3.70%
3.31%
3.81%
5.06%
2Q21
3Q21
4Q21
1Q22
2Q22

RGA

[1] On an amortized cost basis, excluding spread business.
[2] Excludes cash, cash equivalents, U.S. Treasury notes, and FABN purchases.

Investment Portfolio

- Disciplined approach focuses on strong credit underwriting with emphasis on higher-quality, diversified fixed income investments
- High quality diversified portfolio: over 93% investment grade
- CLO book value of $1.7 billion, 98% investment grade rated
- Consumer cyclical sector of corporate bonds book value of $2.0 billion, BBB+ average credit quality
- High yield rated fixed maturity securities are primarily BB rated

Asset Allocation[2]



$73.5B
67.7%
8.9%
8.7%
4.8%
4.2%
3.8%
1.7%
0.2%
Investment Grade Bonds
Mortgage Loans on Real Estate
Funds Withheld at Interest
High Yield Bonds
Other Invested Assets
Short-Term/Cash Equivalents
Policy loans
Equity Securities

Fixed Maturity Securities Credit Rating[1,2]



$53.3B
59.6%
33.8%
5.2%
1.4%
AAA/AA/A
BBB
BB
<BB

Our investment strategy balances risk and return to build a portfolio to weather cycles

RGA

[1] Percentages based on fair market value. The rating agency designation includes all "+" or "-" at that rating level (e.g. "BBB" includes "BBB+", "BBB", and "BBB-").
[2] As of June 30, 2022.

Commercial Mortgage Loans (CML)

- Experienced team has managed through multiple real estate cycles; robust infrastructure to protect value in times of stress
- Disciplined portfolio underwriting and resulting metrics provide significant downside support
  - Loan-to-value of less than 57%; significant borrower equity ahead of our investment
  - Debt service coverage average above 1.8x; predictable income stream to make debt service payments
  - Well-laddered maturity profile, coupled with amortization, reduces maturity default risk
  - Average loan balance ~$9 million

Commercial Mortgage Investment by Property Type[1]



$6.6B
35.1%
26.3%
20.3%
11.8%
4.6%
1.9%
Retail
Office
Industrial
Multi-Family
Hotel
Other

Commercial Mortgage Investment by NAIC Rating[1]



$6.6B
67.7%
29.4%
1.7%
0.9%
0.3%
CM1
CM2
CM3
CM4
CM6

Well-diversified by geography and property type

[1] As of June 30, 2022.

Capital and Liquidity

Capital

- Strong balance sheet with a stable capital mix over time
- Excess capital position of $1.0 billion at Q2 2022

Leverage ratios

- Consistent leverage ratios within our targeted ranges
- Leverage ratios maintained as the balance sheet grows

Ample liquidity

- Holding a strong level of liquidity
- Access to $850 million syndicated credit facility and other sources



$ in billions
$10.6
$11.4
$12.6
$13.0
$13.2
2018
2019
2020
2021
2Q22
RGA Inc.'s Equity ex-AOCI[1]
Debt
Hybrids



15.7%
26.3%
16.3%
26.0%
19.5%
28.4%
15.7%
28.1%
15.6%
28.6%
2018
2019
2020
2021
2Q22
Debt to Total Capital
Debt + Hybrids to Total Capital



$ in billions
$1.9
$1.4
$3.4
$2.9
$2.6
2018
2019
2020
2021
2Q22
Cash and Cash Equivalents

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

Balanced Capital Management

Efficient deployment

- Continued strong capital deployment in Q2 2022
- Success over time in deploying capital into in-force blocks



$ in millions
$865
$441
$284
$140
$708
$465
$80
$163
$494
$159
$153
$182
$833
$543
$96
$194
$374
$251
$25
$98
2018
2019
2020
2021
YTD 2Q22
Shareholder Dividends
Share Buybacks
In-Force Blocks

Balanced approach

- Priority to deploy capital into organic growth and in-force block transactions
- Return to shareholders through dividends and share repurchases

2018-2Q22 Excess Capital Deployed



24%
19%
57%

Effective and balanced capital deployment and capital management over time

RGA

U.S. General Population Mortality

Significantly Reduced Q2 COVID-19 population deaths



Excess Population Deaths[1]
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
(20,000)
1Q22
2Q22
COVID-19
Excess Non-COVID-19



Proportion of COVID-19 Population Deaths Below Age 65[2]
45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22

- Q2 COVID-19 population deaths declined and were the lowest quarterly level of the pandemic
- Non-COVID-19 excess population deaths were negligible in the current quarter
- Proportion of COVID-19 population deaths below age 65 continued to decline

[1] Data from CDC NCHS website as of 7/15/2022. Source: https://www.cdc.gov/nchs/nvss/vsrr/covid19/excess_deaths.htm. Excludes certain states for recent weeks due to limitations in data quality.
[2] Data as of 7/20/2022. Source: https://data.cdc.gov/NCHS/Provisional-COVID-19-Deaths-by-Sex-and-Age/9bhg-hcku.

U.S. Individual Mortality Claims Experience

Favorable Q2 mortality experience with minimal COVID-19 impact

- Non-COVID-19 experience was favorable due to both lower frequency and lower average claim size
- COVID-19 claim costs before IBNR adjustments were below our expected range of $10 million to $20 million pre-tax for every additional 10,000 general population deaths
- Prior period IBNR development reduced current quarter COVID-19 impacts by approximately $40 million
- YTD COVID-19 claim costs are at the lower end of the range based on general population deaths

Long-Term Business, Long-Term Success

- Demonstrated value from diversification of earnings sources and global platform
- Consistent book value growth over time, in a range of environments
- Investment strategy balances risk and return to weather cycles
- Effective and balanced capital management approach

Book Value per Share (ex-AOCI)[1] Total Return Growth[2]



10.1% CAGR[3]
10.3% CAGR[3]
9.7% CAGR[3]
5.5% CAGR[3]
$36.59
$57.25
$92.59
$124.39
$140.26
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2Q22

RGA

[1] Please refer to "Reconciliations of Non-GAAP Measures" in Appendix.
[2] CAGR growth of book value per share ex-AOCI plus dividends.
[3] Includes 1Q22, 2Q22.

Long Duration Targeted Improvements (LDTI)



LDTI Key Messages

Liability Calculation	▪ LDTI reserve methodology leads to reduced earnings volatility from claims ▪ Liabilities move from locked-in assumptions to best estimate; ongoing assumption updates recognized through P&L ▪ Locked in discount rates for P&L; unlocking current discount rates through AOCI
Transition Adjustment	▪ Retained earnings is adjusted primarily due to underperforming cohorts and eliminating negative reserves ▪ Transition adjustment to retained earnings leads to higher future earnings ▪ Liability component of AOCI is calculated as the difference between the locked in discount rate at issuance and current discount rates
Other Items	▪ Expected DAC amortization pattern broadly similar to current U.S. GAAP ▪ Do not expect material changes in dividend capacity of operating subsidiaries ▪ Do not expect changes in RGA's ratings ▪ AOCI will be less volatile

- Economics of the business remain unchanged
- New disclosures provide additional transparency
- Provides better insight into performance

Estimated LDTI Impacts

Equity (in billions)		December 31, 2021 As Reported	LDTI Adjustments Range[1]	December 31, 2021 As Adjusted
Total stockholders' equity excl. AOCI	$	9.4	(0.5) – (0.8)	8.6 – 8.9
AOCI		3.6	(3.2) – (5.2)	(1.6) – 0.4
Total stockholders' equity	$	13.0	(3.7) – (6.0)	7.0 – 9.3

Retained earnings adjustment primarily due to impact of capping net premium ratios and eliminating negative reserves

- January 1, 2021, transition impact to retained earnings estimated to be a decrease of $1.0 - $1.3 billion
- The retained earnings adjustment as of December 31, 2021, is lower than as of January 1, 2021, due to higher 2021 earnings under LDTI than those reported under current GAAP
- The AOCI adjustment to liabilities as of January 1, 2021, is estimated to be a decrease of $5.1 – $7.1 billion
- The AOCI adjustment to liabilities as of December 31, 2021, is lower than as of January 1, 2021, due to increased interest rates

RGA

[1] The LDTI adjustment ranges, including the 24% tax rate assumed in the above figures, are estimates and subject to change due to ongoing review and refinement of actuarial assumptions and projection models, additional review of tax impacts across various tax jurisdictions and additional implementation guidance. Additionally, the ultimate impact on retained earnings and accumulated other comprehensive income upon adoption of LDTI on January 1, 2023, may differ materially from the above figures based on the performance of the Company's business during 2022 and macroeconomic conditions, including changes in interest rates.

APPENDIX



Pre-Tax Income (Loss) Reconciliation

	2Q22	2Q21
Pre-tax income (loss)[1]	$ 254	482
Investment-related		
Change in allowance for credit losses and impairments	16	(7)
Net gains/losses on sale of fixed maturity securities	85	(29)
Change in market value of certain limited partnerships and other	5	(49)
Derivative-related		
GMXBs[2] (net of hedging and DAC)	11	(4)
Other embedded derivatives (net of DAC)	10	(11)
Change in market value of other derivative instruments	133	(4)
Tax-related items and other	(9)	(17)
Pre-tax adjusted operating income (loss)	$ 505	361

- Modest increase in credit allowance and investment impairments
- Net losses on sale of fixed maturity securities associated with portfolio repositioning
- Change in market value of equity securities and other includes changes in value of limited partnerships and preferred stocks
- Change in GMXBs was driven primarily by interest rates and credit spreads
- Change in income from other embedded derivatives was primarily due to changes in credit spreads and interest rates offset by asset accretion
- Change in value of other derivative instruments, comprised primarily of non-qualifying hedges and credit derivatives, was due to volatility in foreign exchange rates, interest rates and equity markets

RGA

[1] $ in millions.
[2] GMXBs are policy riders that provide a specified guaranteed minimum benefit. Examples include Guaranteed Minimum Withdrawal Benefits and Guaranteed Minimum Income Benefits.

Reconciliations of Non-GAAP Measures

Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income		
In millions	2Q22	2Q21
U.S. & Latin America Traditional		
GAAP pre-tax income (loss)	$ 209	$ 135
Change in MV of embedded derivatives [1]	(19)	(1)
Pre-tax adjusted operating income	$ 190	$ 134
U.S. & Latin America Asset-Intensive		
GAAP pre-tax income	$ (11)	$ 163
Capital (gains) losses, derivatives and other, net [1]	37	(47)
Change in MV of embedded derivatives [1]	40	10
Pre-tax adjusted operating income	$ 66	$ 126
U.S. & Latin America Capital Solutions		
GAAP pre-tax income	$ 72	$ 23
Pre-tax adjusted operating income	$ 72	$ 23
Canada Traditional		
GAAP pre-tax income	$ 16	$ 32
Capital (gains) losses, derivatives and other, net	8	2
Pre-tax adjusted operating income	$ 24	$ 34
Canada Financial Solutions		
GAAP pre-tax income	$ 4	$ 4
Pre-tax adjusted operating income	$ 4	$ 4
EMEA Traditional		
GAAP pre-tax income	$ 2	$ (12)
Pre-tax adjusted operating income	$ 2	$ (12)
EMEA Financial Solutions		
GAAP pre-tax income	$ 33	$ 83
Capital (gains) losses, derivatives and other, net	33	-
Pre-tax adjusted operating income	$ 66	$ 83

[1] Net of DAC offset

RGA

Reconciliations of Non-GAAP Measures

Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income		
In millions	**2Q22**	**2Q21**
Asia Pacific Traditional		
GAAP pre-tax income	$ 58	$ (12)
Pre-tax adjusted operating income	$ 58	$ (12)
Asia Pacific Financial Solutions		
GAAP pre-tax income (loss)	$ (66)	$ 31
Capital (gains) losses, derivatives and other, net	94	(11)
Pre-tax adjusted operating income	$ 28	$ 20
Corporate and Other		
GAAP pre-tax income (loss)	$ (63)	$ 35
Capital (gains) losses, derivatives and other, net	58	(74)
Pre-tax adjusted operating loss	$ (5)	$ (39)
RGA Consolidated		
GAAP pre-tax income	$ 254	$ 482
Capital (gains) losses, derivatives and other, net [1]	230	(130)
Change in MV of embedded derivatives [1]	21	9
Pre-tax adjusted operating income	$ 505	$ 361
GAAP net income available to RGA shareholders	$ 198	$ 344
Capital (gains) losses, derivatives and other, net [1]	155	(58)
Change in MV of embedded derivatives [1]	38	(12)
Adjusted operating income	$ 391	$ 274

[1] Net of DAC offset

Reconciliation of earnings-per-share available to RGA shareholders to adjusted operating earnings-per-share		
Diluted share basis	**2Q22**	**2Q21**
Earnings-per-share	$ 2.92	$ 5.02
Capital (gains) losses, derivatives and other, net [1]	2.30	(0.84)
Change in MV of embedded derivatives [1]	0.56	(0.18)
Adjusted operating earnings-per-share	$ 5.78	$ 4.00

[1] Net of DAC offset

RGA

Reconciliations of Non-GAAP Measures

Reconciliation of RGA, Inc. stockholders' equity to RGA, Inc. stockholders' equity excluding AOCI

In millions	2Q22	2Q21	2021	2020	2019	2018
RGA, Inc. stockholders' equity	$ 5,839.0	$ 13,444.0	$ 13,014.0	$ 14,352.0	$ 11,601.7	$ 8,450.6
Less: Unrealized appreciation of securities	(3,469.0)	4,133.0	3,701.0	5,500.0	3,298.5	856.2
Less: Accumulated currency translation adjustments	(39.0)	(20.0)	(9.0)	(69.0)	(91.6)	(168.7)
Less: Unrecognized pension and post retirement benefits	(51.0)	(72.0)	(50.0)	(72.0)	(69.8)	(50.7)
RGA, Inc. stockholders' equity excluding AOCI	$ 9,398.0	$ 9,403.0	$ 9,372.0	$ 8,993.0	$ 8,464.6	$ 7,813.8
RGA, Inc. stockholders' average equity	$ 10,873.0	$ 13,131.0	$ 13,157.0	$ 12,204.0	$ 10,391.0	$ 8,841.9
Less: Unrealized appreciation of securities	1,612.0	4,276.0	4,030.0	3,771.0	2,481.0	1,360.9
Less: Accumulated currency translation adjustments	(58.0)	(102.0)	(37.0)	(153.0)	(137.0)	(120.8)
Less: Unrecognized pension and post retirement benefits	(23.0)	(75.0)	(68.0)	(75.0)	(56.0)	(50.8)
RGA, Inc. stockholders' average equity excluding AOCI	$ 9,342.0	$ 9,032.0	$ 9,232.0	$ 8,661.0	$ 8,103.0	$ 7,652.6

Reconciliation of trailing twelve months of consolidated net income available to RGA shareholders to adjusted operating income and related return on equity (ROE)

	2Q22		2Q21	
Trailing twelve months	Income	ROE	Income	ROE
Net income available to RGA shareholders	$ 269	2.5%	$ 828	6.3%
Reconciliation to adjusted operating income:				
Capital (gains) losses, derivatives and other, net	147		(229)	
Change in fair value of embedded derivatives	(2)		(233)	
Deferred acquisition cost offset, net	20		87	
Tax expense on uncertain positions	(125)		57	
Net income attributable to noncontrolling interest	1		-	
Adjusted operating income	$ 310	3.3%	$ 510	5.7%

Reconciliation of book value per share to book value per share excluding AOCI

	2Q22	2021	2020	2019	2018	2017	2016	2015	2014
Book value per share	$ 87.14	$ 193.75	$ 211.19	$ 185.17	$ 134.53	$ 148.48	$ 110.31	$ 94.09	$ 102.13
Less: Effect of unrealized appreciation of securities	(51.78)	55.09	80.94	52.65	13.63	34.14	21.07	14.35	23.63
Less: Effect of accumulated currency translation adjustments	(0.58)	(0.13)	(1.02)	(1.46)	(2.69)	(1.34)	(2.68)	(2.78)	1.19
Less: Effect of unrecognized pension and post retirement benefits	(0.76)	(0.74)	(1.06)	(1.12)	(0.80)	(0.78)	(0.67)	(0.71)	(0.72)
Book value per share excluding AOCI	$ 140.26	$ 139.53	$ 132.33	$ 135.10	$ 124.39	$ 116.46	$ 92.59	$ 83.23	$ 78.03

	2013	2012	2011	2010	2009	2008	2007	2006
Book value per share	$ 83.87	$ 93.47	$ 79.31	$ 64.96	$ 49.87	$ 33.54	$ 48.70	$ 43.64
Less: Effect of unrealized appreciation of securities	11.59	25.40	19.35	8.88	1.43	(7.62)	5.05	5.46
Less: Effect of accumulated currency translation adjustments	2.93	3.62	3.13	3.48	2.80	0.35	3.43	1.77
Less: Effect of unrecognized pension and post retirement benefits	(0.31)	(0.50)	(0.42)	(0.20)	(0.22)	(0.20)	(0.14)	(0.18)
Book value per share excluding AOCI	$ 69.66	$ 64.95	$ 57.25	$ 52.80	$ 45.86	$ 41.01	$ 40.36	$ 36.59